UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 22, 2018

LEUCADIA NATIONAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

NEW YORK
(State or Other Jurisdiction of Incorporation)

1-5721 (Commission File Number)	13-2615557 (I.R.S. Employer Identification No.)

520 Madison Avenue New York, New York (Address of Principal Executive Offices)	10022 (Zip Code)

212-460-1900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company: ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

The information set forth in the press release issued by Leucadia National Corporation on February 22, 2018, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

We posted our annual letter to shareholders to our website, www.leucadia.com, on February 22, 2018. The letter is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01(d). Exhibits

Exhibit No.    Description

99.1        Press Release issued by Leucadia National Corporation on February 22, 2018
99.2        Letter to Shareholders dated February 22, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2018

LEUCADIA NATIONAL CORPORATION

By:	/s/ Teresa S. Gendron
Name:	Teresa S. Gendron
Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Exhibit

99.1            Press Release dated February 22, 2018

99.2            Letter to Shareholders dated February 22, 2018